UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2026

Commission File Number	Exact name of Registrant as specified in its charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.
1-06544	Sysco Corporation (Delaware Corporation) 1390 Enclave Parkway, Houston, TX 77077-2099 (281) 584-1390	74-1648137
333-297217	Sysco Holdings Corporation (Delaware Corporation) 1390 Enclave Parkway, Houston, TX 77077-2099 (281) 584-1390	42-1897852

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	SYY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company
Sysco Corporation	☐

Sysco Holdings Corporation	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sysco Corporation	☐

Sysco Holdings Corporation	☐

Item 1.01	Entry into a Material Definitive Agreement.

Notes Offerings

On October 6, 2026, Sysco Corporation and Sysco Holdings Corporation (each, an “Issuer” and together, the “Issuers”) issued and sold (i) $10.75 billion aggregate principal amount of USD Senior Notes (as defined below), (ii) $3.9 billion aggregate principal amount of USD Junior Subordinated Notes (as defined below) and (iii) €1.0 billion aggregate principal amount of Euro Junior Subordinated Notes (as defined below).

The net proceeds to the Issuers from the sale of the USD Senior Notes, USD Junior Subordinated Notes and Euro Junior Subordinated Notes were approximately $10.64 billion, $3.8 billion and €0.99 billion, respectively, in each case, after deducting underwriters’ discounts and estimated offering expenses payable by the Issuers.

The Issuers intend to use the net proceeds from the offering of the USD Senior Notes, USD Junior Subordinated Notes and Euro Junior Subordinated Notes to pay a portion of the cash consideration for the pending acquisition of JRD Unico, Inc., a Delaware corporation, and Warehouse Realty, LLC, a Delaware limited liability company, and all other fees, costs and expenses related thereto or, if the acquisition is not consummated, to pay for the Special Mandatory Redemption (as defined in Notes) of the Notes (other than the 2036 Senior Notes (as defined below), which are not subject to Special Mandatory Redemption).

Additional information regarding the offering of each series of Notes is set forth below.

USD Senior Notes Offering

On October 6, 2026, the Issuers issued and sold (i) $1.75 billion aggregate principal amount of the Issuers’ 5.450% Senior Notes due 2029 (the “2029 Senior Notes”), (ii) $2.0 billion aggregate principal amount of the Issuers’ 5.600% Senior Notes due 2031 (the “2031 Senior Notes”), (iii) $1.5 billion aggregate principal amount of the Issuers’ 5.800% Senior Notes due 2033 (the “2033 Senior Notes”), (iv) $2.0 billion aggregate principal amount of the Issuers’ 5.950% Senior Notes due 2036 (the “2036 Senior Notes”), (v) $1.0 billion aggregate principal amount of the Issuers’ 6.400% Senior Notes due 2046 (the “2046 Senior Notes”), (vi) $1.75 billion aggregate principal amount of the Issuers’ 6.500% Senior Notes due 2056 (the “2056 Senior Notes”) and (vii) $750 million aggregate principal amount of the Issuers’ 6.600% Senior Notes due 2066 (the “2066 Senior Notes” and, together with the 2029 Senior Notes, the 2031 Senior Notes, the 2033 Senior Notes, the 2036 Senior Notes, the 2046 Senior Notes and the 2056 Senior Notes, the “USD Senior Notes”). The USD Senior Notes were offered and sold pursuant to an automatically effective Registration Statement on Form S-3ASR (Registration No. 333-298926) filed on September 14, 2026. The USD Senior Notes were issued pursuant to the Base Indenture dated as of September 25, 2026 (the “Senior Base Indenture”), by and among the Issuers, the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented and amended by the Second Supplemental Indenture thereto, dated as of October 6, 2026, by and among the Issuers, the guarantors named therein and the Trustee (the “USD Senior Supplemental Indenture”, and together with the Senior Base Indenture, the “USD Senior Indenture”). The USD Senior Notes are guaranteed to the extent provided in the USD Senior Indenture by the guarantors party to the USD Senior Supplemental Indenture. The relevant terms of the USD Senior Notes are set forth in the Senior Base Indenture, previously filed by the Issuers as an exhibit to a Current Report on Form 8-K on September 25, 2026, and the USD Senior Supplemental Indenture (including in each case, the forms of the USD Senior Notes). The USD Senior Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Certain terms of the USD Senior Notes include the following:

Notes	Interest Rate (per annum)	Interest Payment Dates (semi-annually in arrears)	First Interest Payment Date	Maturity Date
2029 Senior Notes	5.450%	April 6 and October 6	April 6, 2027	October 6, 2029
2031 Senior Notes	5.600%	June 6 and December 6	December 6, 2026	June 6, 2031
2033 Senior Notes	5.800%	April 6 and October 6	April 6, 2027	October 6, 2033
2036 Senior Notes	5.950%	June 6 and December 6	December 6, 2026	June 6, 2036
2046 Senior Notes	6.400%	April 6 and October 6	April 6, 2027	October 6, 2046
2056 Senior Notes	6.500%	April 6 and October 6	April 6, 2027	October 6, 2056
2066 Senior Notes	6.600%	April 6 and October 6	April 6, 2027	October 6, 2066

The USD Senior Notes are unsecured obligations of the Issuers and rank equally in right of payment with all the Issuers’ other existing and future unsecured senior indebtedness, including senior notes denominated in Canadian dollars issued by the Issuers on September 25, 2026 (the “CAD Senior Notes”), effectively junior in right of payment to their existing and future secured indebtedness to the extent of the value of the assets securing that indebtedness and senior to the USD Junior Subordinated Notes and the Euro Junior Subordinated Notes and any of their other future subordinated indebtedness. The guarantees are unsecured obligations of the respective guarantors. The guarantees rank equally in right of payment with all other existing and future unsecured senior indebtedness of the guarantors and effectively rank junior to any existing and future secured indebtedness of the guarantors to the extent of the value of the assets securing such indebtedness.

The terms of the offering of USD Senior Notes are described in a prospectus dated September 14, 2026, as supplemented by a prospectus supplement dated September 22, 2026.

The foregoing descriptions of the USD Senior Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the USD Senior Supplemental Indenture (including the forms of the USD Senior Notes), which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

USD Junior Subordinated Notes Offering

On October 6, 2026, the Issuers issued and sold (i) $1.5 billion aggregate principal amount of the Issuers’ 7.100% Series A Junior Subordinated Notes due 2056 (the “Series A Notes”), (ii) $1.0 billion aggregate principal amount of the Issuers’ 7.250% Series B Junior Subordinated Notes due 2056 (the “Series B Notes”) and (iii) $1.4 billion aggregate principal amount of the Issuers’ 7.350% Series C Junior Subordinated Notes due 2056 (the “Series C Notes” and, together with the Series A Notes and the Series B Notes, the “USD Junior Subordinated Notes”). The USD Junior Subordinated Notes were offered and sold pursuant to an automatically effective Registration Statement on Form S-3ASR (Registration No. 333-298926) filed on September 14, 2026. The USD Junior Subordinated Notes were issued pursuant to the Base Indenture dated as of October 6, 2026 (the “Junior Subordinated Base Indenture”), by and among the Issuers, the guarantors named therein and the Trustee, as supplemented and amended by the Second Supplemental Indenture thereto, dated as of October 6, 2026, by and among the Issuers, the guarantors named therein and the Trustee (the “USD Junior Supplemental Indenture”, and together with the Junior Subordinated Base Indenture, the “USD Junior Indenture”). The USD Junior Subordinated Notes are guaranteed, to the extent provided in the USD Junior Indenture, by the guarantors party to USD Junior Supplemental Indenture. The relevant terms of the USD Junior Subordinated Notes are set forth in the Junior Subordinated Base Indenture and the USD Junior Supplemental Indenture (including in each case, the forms of the USD Junior Subordinated Notes), which are filed as Exhibits 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The Series A Notes, the Series B Notes and the Series C Notes pay interest at the rate of 7.100%, 7.250% and 7.350% per annum, respectively, from and including October 6, 2026 to, but excluding, their respective first reset dates, which are January 6, 2032, October 6, 2033 and October 6, 2036, respectively. Interest on the Series A Notes shall be payable in cash semi-annually in arrears on January 6 and July 6, commencing January 6, 2027, and interest on the Series B Notes and the Series C Notes shall be payable in cash semi-annually in arrears on April 6 and October 6, commencing April 6, 2027. Each series of USD Junior Subordinated Notes will mature on October 6, 2056.

From and including the applicable first reset date, and on each fifth anniversary thereof, the interest rate on each series of USD Junior Subordinated Notes will reset to a rate per annum equal to the Five-year U.S. Treasury Rate as of the applicable reset interest determination date plus a spread of 2.280% in the case of the Series A Notes, 2.372% in the case of the Series B Notes and 2.401% in the case of the Series C Notes. In addition, such spread will be increased (i) in the case of the Series A Notes, by a total of 0.250% for each reset period from and including January 6, 2037 to, but excluding January 6, 2052, and by a total of 1.000% for each reset period thereafter, (ii) in the case of the Series B Notes, by a total of 0.250% for each reset period from and including October 6, 2038 to, but excluding October 6, 2053, and by a total of 1.000% for each reset period thereafter and (iii) in the case of the Series C Notes, by a total of 0.250% for each reset period from and including October 6, 2036 and for each reset period thereafter. The interest rate during any reset period will not reset below zero.

The Issuers may, at their option, defer payments of interest on any series of USD Junior Subordinated Notes on one or more occasions for up to ten consecutive years per deferral period, subject to the terms of the USD Junior Indenture.

The USD Junior Subordinated Notes are unsecured, junior subordinated obligations of the Issuers and, to the extent and in the manner provided in the USD Junior Indenture, rank junior in right of payment to all of the Issuers’ existing and future senior indebtedness, including the USD Senior Notes, the CAD Senior Notes, and Sysco Corporation’s existing senior notes, and will be effectively junior in right of payment to their existing and future secured indebtedness to the extent of the value of the assets securing that indebtedness. The guarantees of the USD Junior Subordinated Notes are unsecured, junior subordinated obligations of the respective guarantors and, to the extent and in the manner provided in the USD Junior Indenture, rank junior in right of payment to all existing and future senior indebtedness of the guarantors, including their guarantees of the USD Senior Notes, of the CAD Senior Notes and of Sysco Corporation’s existing senior notes.

The terms of the offering of the USD Junior Subordinated Notes are described in a prospectus dated September 14, 2026, as supplemented by a prospectus supplement dated September 22, 2026.

The foregoing descriptions of the USD Junior Subordinated Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Junior Subordinated Base Indenture and the USD Junior Supplemental Indenture (including the forms of the USD Junior Subordinated Notes), which are filed as Exhibits 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Euro Junior Subordinated Notes Offering

On October 6, 2026, the Issuers issued and sold €1.0 billion aggregate principal amount of the Issuers’ 6.000% Junior Subordinated Notes due 2056 (the “Euro Junior Subordinated Notes” and, collectively with the USD Senior Notes and the USD Junior Subordinated Notes, the “Notes”). The Euro Junior Subordinated Notes were offered and sold pursuant to an automatically effective Registration Statement on Form S-3ASR (Registration No. 333-298926) filed on September 14, 2026. The Euro Junior Subordinated Notes were issued pursuant to the Junior Subordinated Base Indenture, as supplemented and amended by the First Supplemental Indenture thereto, dated as of October 6, 2026, by and among the Issuers, the guarantors named therein and the Trustee (the “Euro Junior Subordinated Supplemental Indenture”, and together with the Junior Subordinated Base Indenture, the “Euro Junior Subordinated Indenture”). The Euro Junior Subordinated Notes are guaranteed to the extent provided in the Euro Junior Subordinated Indenture by the guarantors party to the Euro Junior Subordinated Supplemental Indenture. The relevant terms of the Euro Junior Subordinated Notes are set forth in the Junior Subordinated Base Indenture and the Euro Junior Subordinated Supplemental Indenture (including in each case, the form of the Euro Junior Subordinated Note), which are filed as Exhibits 4.2 and 4.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The Euro Junior Subordinated Notes pay interest at the rate of 6.000% per annum from and including October 6, 2026 to, but excluding, October 6, 2032, payable in cash annually in arrears on October 6 of each year, commencing October 6, 2027. From and including October 6, 2032, and on each fifth anniversary thereof, the interest rate on the Euro Junior Subordinated Notes will reset to a rate per annum equal to the Five-year Swap Rate as of the applicable reset interest determination date plus an initial margin of 2.554%, which margin will be increased by a total of 0.250% for each reset period from and including October 6, 2037 to, but excluding October 6, 2052 and by a total of 1.000% for each reset period from and including October 6, 2052 and for each reset period thereafter. The interest rate during any reset period will not reset below zero. The Euro Junior Subordinated Notes will mature on October 6, 2056.

The Issuers may, at their option, defer payments of interest on the Euro Junior Subordinated Notes on one or more occasions for up to ten consecutive years per deferral period, subject to the terms of the Euro Junior Subordinated Indenture.

The Euro Junior Subordinated Notes are unsecured, junior subordinated obligations of the Issuers and, to the extent and in the manner provided in the Euro Junior Subordinated Indenture, rank junior in right of payment to all of the Issuers’ existing and future senior indebtedness, including the USD Senior Notes, the CAD Senior Notes, and Sysco Corporation’s existing senior notes, and will be effectively junior in right of payment to their existing and future secured indebtedness to the extent of the value of the assets securing that indebtedness. The guarantees of the Euro Junior Subordinated Notes are unsecured, junior subordinated obligations of the respective guarantors and, to the extent and in the manner provided in the Euro Junior Subordinated Indenture, rank junior in right of payment to all existing and future senior indebtedness of the guarantors, including their guarantees of the USD Senior Notes, of the CAD Senior Notes and of Sysco Corporation’s existing senior notes.

The terms of the offering of the Euro Junior Subordinated Notes are described in a prospectus dated September 14, 2026, as supplemented by a prospectus supplement dated September 22, 2026.

The foregoing descriptions of the Euro Junior Subordinated Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Junior Subordinated Base Indenture and the Euro Junior Subordinated Supplemental Indenture (including the form of the Euro Junior Subordinated Note), which are filed as Exhibits 4.2 and 4.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Second Supplemental Indenture, dated as of October 6, 2026, by and among the Issuers, the Guarantors and the Trustee relating to the USD Senior Notes (including the Form of each USD Senior Note).
4.2	Base Indenture, dated as of October 6, 2026, by and among the Issuers, the Guarantors and the Trustee.
4.3	Second Supplemental Indenture, dated as of October 6, 2026, by and among the Issuers, the Guarantors and the Trustee relating to the USD Junior Subordinated Notes (including the Form of each USD Junior Subordinated Note).
4.4	First Supplemental Indenture, dated as of October 6, 2026, by and among the Issuers, the Guarantors and the Trustee relating to the Euro Junior Subordinated Notes (including the Form of Euro Junior Subordinated Note).
5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison, LLP with respect to the USD Senior Notes.
5.2	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison, LLP with respect to the USD Junior Subordinated Notes.
5.3	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison, LLP with respect to the Euro Junior Subordinated Notes.
5.4	Opinion of Fraser Stryker PC LLO with respect to the USD Senior Notes.
5.5	Opinion of Fraser Stryker PC LLO with respect to the USD Junior Subordinated Notes.
5.6	Opinion of Fraser Stryker PC LLO with respect to the Euro Junior Subordinated Notes.
5.7	Opinion of Polsinelli PC with respect to the Notes.
5.8	Opinion of Pierce Atwood LLP with respect to the USD Senior Notes.
5.9	Opinion of Pierce Atwood LLP with respect to the USD Junior Subordinated Notes.
5.10	Opinion of Pierce Atwood LLP with respect to the Euro Junior Subordinated Notes.
23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison, LLP (included in Exhibit 5.1 above).
23.2	Consent of Paul, Weiss, Rifkind, Wharton & Garrison, LLP (included in Exhibit 5.2 above).
23.3	Consent of Paul, Weiss, Rifkind, Wharton & Garrison, LLP (included in Exhibit 5.3 above).
23.4	Consent of Fraser Stryker PC LLO (included in Exhibit 5.4 above).
23.5	Consent of Fraser Stryker PC LLO (included in Exhibit 5.5 above).
23.6	Consent of Fraser Stryker PC LLO (included in Exhibit 5.6 above).
23.7	Consent of Polsinelli PC (included in Exhibit 5.7 above).
23.8	Consent of Pierce Atwood LLP (included in Exhibit 5.8 above).
23.9	Consent of Pierce Atwood LLP (included in Exhibit 5.9 above).
23.10	Consent of Pierce Atwood LLP (included in Exhibit 5.10 above).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation (Registrant)

	By:	/s/ Andrew Wurdack
Andrew Wurdack
Vice President, Securities and Corporate Governance & Assistant Secretary

Sysco Holdings Corporation (Registrant)

Date: October 6, 2026	By:	/s/ Andrew Wurdack
Andrew Wurdack
Secretary